The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

PRUDENTIAL JENNISON PORTFOLIO CLASS II
SP JENNISON INTERNATIONAL GROWTH
     PORTFOLIO CLASS II

PROSPECTUS SUPPLEMENT INCLUDED




Build


                   on the Rock




The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777                                    [LOGO OF PRUDENTIAL]
IFS-2001-A061591

--------------------------------------------------------------------------------
Build on the Rock
--------------------------------------------------------------------------------



This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

                       THE PRUDENTIAL SERIES FUND, INC.
                         Prudential Jennison Portfolio

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolio of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of the Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

 Prudential Jennison Portfolio

   This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

   Letter to Contract Owners


DEAR CONTRACT OWNER:

This annual report reviews the performance of the Prudential Series Fund Prudential Jennison Class II and the SP Jennison International Growth Class II* Portfolios.

LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.

REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.

SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                               January 31, 2001


The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

*Since the SP Jennison International Growth Portfolio's inception date is less than six month, only financial reports are provided.



[PHOTO OF DAVID R. ODENATH, JR.]

Chairman
David R. Odenath, Jr.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."


CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.

The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

   Prudential Jennison Portfolio Class II


MANAGED BY

Michael Del Balso, Kathleen McCarragher, and Spiros Segalas

"Over the past few years, investors gradually came to realize the growth potential of technology firms. However, after the extraordinary gains of 1998 into early 2000, much of that potential was already priced into technology stocks. We don't believe this means companies' growth will subside or that their stocks are overpriced; we believe it means that they have, as a group, about the same possibilities for share price appreciation as the rest of the market does. Accordingly, we have broadened our Portfolio's focuses. We expect that individual stock selection, not sector selection, will be required to earn above-market returns over the next few years."

PERFORMANCE SUMMARY

                                                         Six          Since
Average Annual Returns                                  Months      Inception*

Prudential Jennison Portfolio Class II/1/              (20.75)%       (22.19)%
Lipper (VIP) Growth Funds Avg./2/                      (11.88)%        (6.20)%
S&P 500 Index/3/                                        (8.71)%        (4.29)%

*Prudential Jennison Portfolio Class II inception date: 2/10/2000.

The Prudential Jennison Portfolio (Class II)'s 22.19% decline for the period ended December 31, 2000, was substantially greater than the 6.20% fall of the Lipper (VIP) Growth Funds Average. This is primarily because the growth fund category includes funds managed in the value style, which was strongly favored in 2000.

PERFORMANCE REVIEW

We had a substantial focus on the technology sector, which at first helped our performance considerably: Juniper Networks, EMC, Applied Micro Circuits, and Texas Instruments made significant positive contributions to our annual return.

However, the technology sector began a sharp descent in March 2000, and our return was pulled down by the declines of Microsoft, NTL, Cisco Systems, Dell Computer, and Motorola, among others. We took some profits in the technology group early in the year. However, it would have helped to reduce our weighting even more because technology stocks declined further later in the year.

We also had a substantial focus on telecommunications services. We lost ground on several holdings in this sector, particularly AT&T, Liberty Media, Time Warner, and Nextel Communications.

Conversely, we should have held more healthcare, although we did add considerably to our holdings over the year. We benefited particularly from our shares in American Home Products. Lilly and Schering-Plough also were among the positive contributors to our return.

                       $10,000 INVESTED SINCE INCEPTION*

                                    [GRAPH]

                       $7,994 Jennison         $9,419 Lipper (VIP)          $9,571 S&P
                    Portfolio (Class II)/1/    Growth Funds Avg./2/         500 Index/3/
                    -----------------------  -----------------------  -----------------------
January 2000              10,000                     10,000                    10,000
June 2000                  9,819                     10,699                    10,484
December 2000              7,994                      9,419                     9,571


*Lipper provides data on a monthly basis, so for comparative purposes, the Lipper Average and S&P 500 Index since inception returns reflect the Portfolio's closest calendar month-end performance of 1/31/2000.

/1/ Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses, but not product charges. If it did, the performance quoted would be significantly lower.
     Source: Prudential. Since inception returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Growth Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                         PRUDENTIAL JENNISON PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

   ASSETS
     Investments, at value (cost: $3,040,491,202)........... $2,922,310,345
     Cash...................................................         83,536
     Receivable for investments sold........................     13,342,615
     Dividends and interest receivable......................      1,251,891
     Receivable for capital stock sold......................        732,368
     Prepaid expenses and other assets......................         15,615
                                                             --------------
      Total Assets..........................................  2,937,736,370
                                                             --------------
   LIABILITIES
     Payable for investments purchased......................     21,509,094
     Payable for capital stock repurchased..................      4,892,197
     Payable to investment adviser..........................      4,667,556
     Accrued expenses and other liabilities.................        577,518
     Withholding tax payable................................         30,657
     Distribution fee payable...............................          6,503
     Administration fee payable.............................          3,902
                                                             --------------
      Total Liabilities.....................................     31,687,427
                                                             --------------
   NET ASSETS............................................... $2,906,048,943
                                                             ==============
     Net assets were comprised of:
      Common stock, at $0.01 par value...................... $    1,265,273
      Paid-in capital, in excess of par.....................  3,019,794,930
                                                             --------------
                                                              3,021,060,203
     Distributions in excess of investment income...........        (30,657)
     Accumulated net realized gain on investments...........      3,200,254
     Net unrealized depreciation on investments and foreign
      currencies............................................   (118,180,857)
                                                             --------------
    Net assets, December 31, 2000........................... $2,906,048,943
                                                             ==============
    Class I:
     Net asset value and redemption price per share,
      $2,892,727,659 / 125,945,150 outstanding shares of
      common stock (authorized 235,000,000 shares).......... $        22.97
                                                             ==============
    Class II:
     Net asset value and redemption price per share,
      $13,321,284 / 582,136 outstanding shares of
      common stock (authorized 10,000,000 shares)........... $        22.88
                                                             ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

  INVESTMENT INCOME
    Dividends (net of $225,378 foreign withholding tax)...... $    12,452,764
    Interest.................................................       8,582,694
    Income from securities loaned, net.......................         576,436
                                                              ---------------
                                                                   21,611,894
                                                              ---------------
  EXPENSES
    Investment advisory fee..................................      19,619,124
    Administration fee -- Class II...........................           6,233
    Distribution fee -- Class II.............................          10,388
    Shareholders' reports....................................         912,000
    Custodian's fees and expenses............................         138,000
    Accounting fee...........................................          86,000
    Audit fee................................................          70,000
    Commitment fee on syndicated credit agreement............          48,000
    Legal fees and expenses..................................          14,000
    Directors' fees and expenses.............................          14,000
    Transfer agent's fees and expenses.......................          11,000
    Miscellaneous............................................          12,677
                                                              ---------------
     Total expenses..........................................      20,941,422
    Less: custodian fee credit...............................         (32,912)
                                                              ---------------
     Net expenses............................................      20,908,510
                                                              ---------------
  NET INVESTMENT INCOME......................................         703,384
                                                              ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
     Investments.............................................     369,566,992
     Foreign currencies......................................              33
                                                              ---------------
                                                                  369,567,025
                                                              ---------------
    Net change in unrealized appreciation (depreciation) on:
     Investments.............................................  (1,010,479,700)
                                                              ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES.................................................    (640,912,675)
                                                              ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................. $  (640,209,291)
                                                              ===============
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           Year Ended December 31,
                                                                                       -------------------------------
                                                                                             2000             1999
                                                                                       ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income............................................................... $       703,384  $    3,100,657
  Net realized gain on investments....................................................     369,567,025     147,534,996
  Net change in unrealized appreciation (depreciation) on investments.................  (1,010,479,700)    574,663,580
                                                                                       ---------------  --------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................    (640,209,291)    725,299,233
                                                                                       ---------------  --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
  Class I.............................................................................        (703,377)     (3,100,657)
  Class II............................................................................              (7)             --
  Distributions in excess of net investment income
  Class I.............................................................................         (30,690)             --
  Distributions from net realized capital gains
  Class I.............................................................................    (413,356,512)   (109,146,897)
  Class II............................................................................      (1,617,246)             --
                                                                                       ---------------  --------------
 TOTAL DIVIDENDS AND DISTRIBUTIONS....................................................    (415,707,832)   (112,247,554)
                                                                                       ---------------  --------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [32,459,159 and 46,076,803 shares, respectively].................   1,068,099,635   1,238,109,549
  Capital stock issued in reinvestment of dividends and distributions
   [17,750,417 and 3,815,423 shares, respectively]....................................     415,707,832     112,247,554
  Capital stock repurchased [9,214,265 and 14,500,046 shares, respectively]...........    (292,509,262)   (391,470,256)
                                                                                       ---------------  --------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.................   1,191,298,205     958,886,847
                                                                                       ---------------  --------------
TOTAL INCREASE IN NET ASSETS..........................................................     135,381,082   1,571,938,526
NET ASSETS:
  Beginning of year...................................................................   2,770,667,861   1,198,729,335
                                                                                       ---------------  --------------
  End of year......................................................................... $ 2,906,048,943  $2,770,667,861
                                                                                       ===============  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                            FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

     ASSETS
       Investments, excluding repurchase agreements, at value
        (cost $8,897,586)..................................... $ 8,113,398
       Repurchase agreements (cost $2,284,000)................   2,284,000
       Foreign currency, at value (cost $79,260)..............      80,696
       Cash...................................................       1,877
       Receivable for capital stock sold......................     108,615
       Receivable from investment adviser.....................      26,524
       Deferred offering expenses.............................       7,721
       Interest and dividends receivable......................       3,195
                                                               -----------
        Total Assets..........................................  10,626,026
                                                               -----------
     LIABILITIES
       Payable for investments purchased......................     230,767
       Payable for capital stock repurchased..................      40,068
       Accrued expenses.......................................      39,941
       Distribution fee payable...............................       1,054
       Administration fee payable.............................         632
                                                               -----------
        Total Liabilities.....................................     312,462
                                                               -----------
     NET ASSETS............................................... $10,313,564
                                                               ===========
       Net assets were comprised of:
        Common stock, at $0.01 par value...................... $    12,140
        Paid-in capital, in excess of par.....................  11,233,458
                                                               -----------
                                                                11,245,598
       Net investment loss....................................     (12,275)
       Net realized loss on investments.......................    (135,305)
       Net unrealized depreciation on investments and foreign
        currencies............................................    (784,454)
                                                               -----------
       Net assets, December 31, 2000.......................... $10,313,564
                                                               ===========
       Class I:
       Net asset value and redemption price per share,
        $7,590,662/892,786 outstanding shares of common
        stock (authorized 80,000,000 shares).................. $      8.50
                                                               ===========
       Class II:
       Net asset value and redemption price per share,
        $2,722,902/321,258 outstanding shares of common
        stock (authorized 20,000,000 shares).................. $      8.48
                                                               ===========

STATEMENT OF OPERATIONS
September 22, 2000 (a) through December 31, 2000

         INVESTMENT INCOME
           Interest........................................ $  30,420
           Dividends (net of $221 foreign withholding tax).     2,412
                                                            ---------
                                                               32,832
                                                            ---------
         EXPENSES
           Investment advisory fee.........................    16,695
           Distribution fees--Class II.....................     1,054
           Administration fee--Class II....................       632
           Accounting fees.................................    30,750
           Audit fee.......................................    12,000
           Custodian's fees and expenses...................     3,000
           Amortization of offering costs..................     2,834
           Shareholders' reports...........................       900
           Directors' fees and expenses....................       420
           Transfer agent's fees and expenses..............       375
           Legal fees and expenses.........................       100
           Miscellaneous...................................       500
                                                            ---------
            Total expenses.................................    69,260
           Less: expense subsidy...........................   (43,219)
              custodian fee credit.........................    (1,088)
                                                            ---------
            Net expenses...................................    24,953
                                                            ---------
         NET INVESTMENT INCOME.............................     7,879
                                                            ---------
         NET REALIZED AND UNREALIZED LOSS ON
         INVESTMENTS AND FOREIGN CURRENCIES
           Net realized loss on:
            Investments....................................  (127,462)
            Foreign currencies.............................   (34,291)
                                                            ---------
                                                             (161,753)
                                                            ---------
           Net unrealized depreciation on:
            Investments....................................  (784,188)
            Foreign currencies.............................      (266)
                                                            ---------
                                                             (784,454)
                                                            ---------
         NET LOSS ON INVESTMENTS AND FOREIGN
         CURRENCIES........................................  (946,207)
                                                            ---------
         NET DECREASE IN NET ASSETS RESULTING FROM
         OPERATIONS........................................ $(938,328)
                                                            =========

STATEMENT OF CHANGES IN NET ASSETS

                                                                       September 22, 2000 (a)
                                                                              through
                                                                         December 31, 2000
                                                                       ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...............................................          $      7,879
  Net realized loss on investments and foreign currencies.............              (161,753)
  Net unrealized depreciation on investments and foreign currencies...              (784,454)
                                                                       ---------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................              (938,328)
                                                                       ---------------------
CAPITAL STOCK TRANSACTIONS:
  Capital stock sold [2,424,832 shares]...............................            21,964,625
  Capital stock repurchased [1,210,788 shares]........................           (10,712,733)
                                                                       ---------------------
 NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.            11,251,892
                                                                       ---------------------
TOTAL INCREASE IN NET ASSETS..........................................            10,313,564
NET ASSETS:
  Beginning of period.................................................                    --
                                                                       ---------------------
  End of period.......................................................          $ 10,313,564
                                                                       =====================
  (a) Commencement of operations.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A2

                         PRUDENTIAL JENNISON PORTFOLIO

December 31, 2000



LONG-TERM                                              Value
INVESTMENTS -- 96.9%                       Shares     (Note 2)
COMMON STOCKS                             --------- ------------
Advertising -- 1.5%
  Omnicom Group, Inc.....................   522,800 $ 43,327,050
                                                    ------------
Computers -- 6.8%
  Compaq Computer Corp...................   937,900   14,115,395
  Dell Computer Corp.(a)................. 1,698,500   29,617,594
  EMC Corp.(a)...........................   476,400   31,680,600
  Hewlett-Packard Co..................... 1,369,200   43,215,375
  International Business Machines Corp.
   (IBM).................................   653,000   55,505,000
  Sun Microsystems, Inc.(a)..............   810,000   22,578,750
                                                    ------------
                                                     196,712,714
                                                    ------------
Computer Software & Services -- 6.4%
  ASM Lithography Holding NV
   (Netherlands)(a)......................   659,400   14,877,713
  Cisco Systems, Inc.(a)................. 2,443,900   93,479,175
  Juniper Networks, Inc.(a)..............   130,300   16,425,944
  Microsoft Corp.(a)..................... 1,202,700   52,167,112
  VERITAS Software Corp.(a)..............   117,450   10,276,875
                                                    ------------
                                                     187,226,819
                                                    ------------
Diversified Operations -- 4.1%
  Corning, Inc...........................   520,000   27,462,500
  General Electric Co.................... 1,935,600   92,787,825
                                                    ------------
                                                     120,250,325
                                                    ------------
Drugs & Medical Supplies -- 18.4%
  American Home Products Corp............ 1,693,400  107,615,570
  Amgen, Inc.(a).........................   940,700   60,146,006
  Genetech, Inc.(a)......................   482,600   39,331,900
  Lilly (Eli) & Co.......................   733,200   68,233,425
  Pfizer, Inc............................ 2,422,900  111,453,400
  Pharmacia Corp......................... 1,153,794   70,381,434
  Schering-Plough Corp................... 1,080,200   61,301,350
  Serono SA, ADR (Switzerland)(a)........   702,800   16,823,275
                                                    ------------
                                                     535,286,360
                                                    ------------
Electronics -- 3.6%
  Analog Devices, Inc.(a)................    30,200    1,545,863
  Applied Materials, Inc.(a).............   255,900    9,772,181
  Applied Micro Circuits Corp.(a)........   254,400   19,091,925
  Intel Corp.............................   856,200   25,900,050
  Texas Instruments, Inc.................   987,500   46,782,812
                                                    ------------
                                                     103,092,831
                                                    ------------
Financial Services -- 13.4%
  American Express Co.................... 1,621,300   89,070,169
  Citigroup, Inc......................... 2,172,400  110,928,175
  Goldman Sachs Group, Inc...............   409,700   43,812,294
  J. P. Morgan & Co., Inc.(a)............   300,100   49,666,550
  Merrill Lynch & Co., Inc...............   739,000   50,390,562
  Morgan Stanley Dean Witter & Co........   579,540   45,928,545
                                                    ------------
                                                     389,796,295
                                                    ------------
Food & Beverage -- 0.5%
  PepsiCo, Inc...........................   298,800   14,809,275
                                                    ------------
Insurance -- 1.9%
  American International Group, Inc......   568,337   56,016,716
                                                    ------------
Internet Software -- 0.3%
  Verisign, Inc.(a)......................   115,300    8,553,819
                                                    ------------
Manufacturing -- 1.3%
  Minnesota Mining and Manufacturing Co.
   (3M)..................................   312,400   37,644,200
                                                    ------------
Media -- 7.6%
  AT&T Corp.--Liberty Media Group
   (Class "A" Stock)(a).................. 3,164,400   42,917,175
  Time Warner, Inc.......................   843,200   44,048,768

                                                             Value
         COMMON STOCKS                          Shares      (Note 2)
         (Continued)                           --------- --------------
         Media (cont'd.)
           Univision Communications, Inc.(a)..   940,500 $   38,501,719
           Viacom, Inc.(a).................... 2,021,419     94,501,338
                                                         --------------
                                                            219,969,000
                                                         --------------
         Oil & Gas Services -- 3.9%
           Halliburton Co.....................   820,500     29,743,125
           Schlumberger, Ltd.................. 1,043,400     83,406,787
                                                         --------------
                                                            113,149,912
                                                         --------------
         Retail -- 10.8%
           Costco Wholesale Corp.(a)..........   687,900     27,473,006
           Home Depot, Inc.................... 2,421,400    110,627,713
           Kohl's Corp.(a).................... 1,277,200     77,909,200
           Target Corp........................   654,000     21,091,500
           Tiffany & Co....................... 1,051,800     33,263,175
           Wal-Mart Stores, Inc...............   830,600     44,125,625
                                                         --------------
                                                            314,490,219
                                                         --------------
         Telecommunications -- 16.4%
           General Motors Corp.
            (Class "H" Stock)(a).............. 1,053,800     24,237,400
           Global Crossing, Ltd.(a)........... 1,579,200     22,602,300
           JDS Uniphase Corp.(a)..............   503,200     20,977,150
           Metromedia Fiber Network, Inc.(a)..   919,600      9,310,950
           Motorola, Inc...................... 1,785,200     36,150,300
           Nextel Communications, Inc.(a).....   959,600     23,750,100
           Nokia Corp. ADR (Finland).......... 2,812,100    122,326,350
           Nortel Networks Corp............... 1,160,100     37,195,706
           NTL, Inc.(a).......................   756,050     18,097,947
           Qwest Communications International
            Inc.(a)........................... 1,453,600     59,597,600
           Vodafone Group PLC, ADR (United
            Kingdom).......................... 2,822,981    101,098,007
                                                         --------------
                                                            475,343,810
                                                         --------------
         TOTAL LONG-TERM INVESTMENTS
          (cost $2,933,850,202).........................  2,815,669,345
                                                         --------------

                                              Principal
                                                Amount
       SHORT-TERM                               (000)
       INVESTMENT -- 3.7%                     ----------
       Repurchase Agreement
         Joint Repurchase Agreement Account,
          5.96%, 01/02 /01
          (cost $106,641,000; Note 5)........ $  106,641    106,641,000
                                                         --------------
       TOTAL INVESTMENTS -- 100.6%
        (cost $3,040,491,202; Note 6)...................  2,922,310,345
                                                         --------------
       LIABILITIES IN EXCESS OF OTHER
        ASSETS -- (0.6)%................................    (16,261,402)
                                                         --------------
       NET ASSETS -- 100.0%............................. $2,906,048,943
                                                         ==============


The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anonima (Spanish Corporation) or Societe
    Anonyme (French Corporation)

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

                  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

December 31, 2000



LONG-TERM INVESTMENTS -- 78.7%
                                                             Value
                                                  Shares    (Note 2)
COMMON STOCKS                                     ------- ------------
Australia -- 1.4%
  Brambles Industries, Ltd.......................   6,100 $    142,768
                                                          ------------
Denmark -- 1.8%
  H. Lundbeck A/S................................   1,100      108,092
  Novo Nordisk A/S (Class "B" Stock)(a)..........     438       78,631
                                                          ------------
                                                               186,723
                                                          ------------
Federal Republic of Germany -- 2.0%
  SAP AG.........................................   1,733      201,608
                                                          ------------
Finland -- 5.1%
  Nokia Oyj......................................   8,200      366,013
  Sonera Oyj.....................................   9,100      165,040
                                                          ------------
                                                               531,053
                                                          ------------
France -- 19.2%
  Alcatel SA (a).................................   6,000      341,111
  Aventis SA.....................................   3,500      307,517
  Cap Gemini SA..................................   1,620      261,534
  Gemplus International SA(a)....................  16,500      147,298
  Sanofi-Synthelabo SA...........................   3,700      246,859
  Societe Television Francaise 1(a)..............   1,600       86,452
  STMicroelectronics N.V.........................   6,700      292,764
  TotalFinaElf SA................................   1,993      296,655
                                                          ------------
                                                             1,980,190
                                                          ------------
Hong Kong -- 6.2%
  China Mobile (Hong Kong), Ltd.(a)..............  23,500      128,351
  Johnson Electric Holdings, Ltd................. 132,300      204,395
  Li & Fung, Ltd.(a)............................. 168,100      304,962
                                                          ------------
                                                               637,708
                                                          ------------
Italy -- 1.2%
  Banca Fideuram SpA.............................   9,000      124,322
                                                          ------------
Japan -- 1.5%
  NTT DoCoMo, Inc................................       9      154,685
                                                          ------------
Mexico -- 1.0%
  Grupo Televisa SA (GDR)(a).....................   2,200       98,863
                                                          ------------
Netherlands -- 11.0%
  ASM International NV(a)........................   4,900       45,631
  ASM Lithography Holding NV(a)..................  11,300      256,864
  Gucci Group NV.................................   1,200      104,307
  Koninklijke (Royal) Phillips Electronics NV(a).   8,600      315,337
  United Pan-Europe..............................
  Communications NV(a)...........................   8,600       87,926
  VNU NV.........................................   6,600      324,676
                                                          ------------
                                                             1,134,741
                                                          ------------
Singapore -- 2.8%
  Datacraft Asia, Ltd............................  20,000       94,400
  DBS Group Holdings, Ltd........................  17,000      192,157
                                                          ------------
                                                               286,557
                                                          ------------
Spain -- 2.2%
  Banco Bilbao Vizcaya Argenteria SA.............  10,800      160,858
  Recoletos Compania Editorial SA(a).............   9,300       65,457
                                                          ------------
                                                               226,315
                                                          ------------
Taiwan -- 0.4%
  Taiwan Semiconductors Manufacturing
   Co., Ltd. (ADR)...............................   2,400       41,400
                                                          ------------
United Kingdom -- 22.9%
  Cable & Wireless PLC...........................  25,600      345,249
  Collins Stewart Holdings PLC(a)................  22,200      140,912

                                                             Value
         COMMON STOCKS                           Shares     (Note 2)
          (Continued)                           --------- -----------
         United Kingdom (cont'd.)
           COLT Telecom Group PLC(a)...........    11,100 $   238,721
           Dimension Data Holdings PLC(a)......    41,700     281,501
           International Power PLC.............    21,700      81,347
           Logica PLC..........................    10,630     277,828
           Marconi PLC.........................    24,700     265,235
           Pearson PLC.........................    13,200     313,456
           Reed International PLC..............    10,400     108,727
           Vodafone Group PLC..................    85,500     313,489
                                                          -----------
                                                            2,366,465
                                                          -----------
         TOTAL LONG-TERM INVESTMENTS
           (cost $8,897,586).............................   8,113,398
                                                          -----------

                                                Principal
                                                 Amount      Value
         SHORT-TERM                               (000)     (Note 2)
         INVESTMENTS -- 22.1%                   --------- -----------
         REPURCHASE AGREEMENT
           Joint Repurchase Agreement Account,
            5.96%, 01/02/01
            (cost $2,284,000; Note 5)..........    $2,284   2,284,000
                                                          -----------
         TOTAL INVESTMENTS -- 100.8%
          (cost $11,181,586; Note 6).....................  10,397,398
         LIABILITIES IN EXCESS OF OTHER
          ASSETS -- (0.8)%...............................     (83,834)
                                                          -----------
         TOTAL NET ASSETS -- 100.0%...................... $10,313,564
                                                          ===========

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Stock Company)
GDR Global Depository Receipt
NV  Naamloze Vennootschap (Dutch Corporation)
Oyj Osakeyhiro (Finland Stock Company)
PLC Public Limited Company (British Corporation)
SA  Sociedad Anomia (Spanish Corporation) or
    Societe Anonyme (French Corporation)
SpA Societa per Azione (Italian Corporation)

(a) Non-income producing security.
The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2000 were as follows:

Repurchase Agreement.................  22.1%
Telecommunication Services...........  13.8%
Telecommunications Equipment.........  10.3%
Computer Software & Services.........   9.9%
Media & Entertainment................   9.6%
Pharmaceuticals......................   7.2%
Semiconductors.......................   6.2%
Banks & Financial Services...........   6.1%
Electronics..........................   5.1%
Exporting/Importing..................   3.0%
Oil & Gas Services...................   2.9%
Business Services....................   1.4%
Conglomerates........................   1.4%
Apparel..............................   1.0%
Utilities............................   0.8%
                                      -----
                                      100.8%
Liabilities in excess of other assets  (0.8)%
                                      -----
                                      100.0%
                                      -----

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.

Note 1: General

       The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty six Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Prudential Jennison Portfolio and SP Jennison International Growth Portfolio.

       The Portfolios of the Series Fund have the following as investment objectives:

       Prudential Jennison Portfolio: Long-term growth of capital by investing primarily in common stocks of established companies with above-average growth prospects.

       SP Jennison International Growth Portfolio: Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

Note 2: Accounting Policies

       The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

       Securities Valuation: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments Fund Management LLC ("PIFM") under the direction of the Series Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

       Foreign Currency Translation: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

       (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term

                                      C1
       portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

       Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

       Securities Lending: The Series Fund may lend its portfolio securities to broker-dealer's. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. For the year ended December 31, 2000, PSI has been compensated $192,146 for the Prudential Jennison Portfolio.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual source of the distributions is disclosed. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund's expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or class level.

       Net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       Custody Fee Credits: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

       Taxes: For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

       Dividends and Distributions: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

                                      C2

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Offering Expenses: Certain costs incurred in connection with the initial offering of shares of certain portfolios of the Series Fund were approximately $120,000. These costs have been deferred and are being amortized over a 12 month period from the date the respective Portfolio's commenced operations.

       Reclassification of Capital Accounts: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
       Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain
       (loss) on investments available for distributions determined in accordance with income tax regulations. For the period ended December 31, 2000, the application of this statement increased (decreased) undistributed net investment income ("UNI"), accumulated net realized gain (loss) on investments ("G/L") and paid-in capital in excess of par ("PC") by the following amounts:

                      Portfolio                           UNI      G/L       PC
                      ---------                        --------  -------  -------
Prudential Jennison Portfolio (a)..................... $     33  $   (33)      --
SP Jennison International Growth Portfolio (a) (b) (c)  (20,154)  26,448  $(6,294)

  (a)     Reclassification of net foreign currency gain (loss).
  (b)     Reclassification of expenses not deductible for tax purposes.
  (c)     Reclassification of net investment loss.

       Net investment income, net realized gains and net assets were not affected by these reclassifications.

Note 3: Agreements

       The Series Fund has a management agreement with PIFM. Pursuant to this agreement PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Prior to September 29, 2000, The Prudential Insurance Company of America ("The Prudential") served as the investment manager (the change in manager approved by Series Fund's Board of Directors on September 29, 2000 and by Contractholders on January 31, 2001). PIFM has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison") (the "Subadvisor"), under which Jennison provides investment advisory services for the Portfolios. PIFM pays for the services of Jennison, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

       The management fee paid to PIFM and The Prudential was computed daily and payable quarterly, at the annual rates specified below, based on the value of each of the Portfolio's average daily net assets. Beginning January 1, 2001, the management fee is payable monthly.

                                           Management
                Portfolio                     Fee
                ---------                  ---------
Prudential Jennison Portfolio.............      0.60%
SP Jennison International Growth Portfolio      0.85

       The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

       The Series Fund has an administration agreement with PIFM which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

                                      C3

       PIFM has agreed to reimburse each Portfolio, the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds the percentage stated below, of the Portfolio's average daily net assets.

                                                          Expense
                               Portfolio                   Limit
                               ---------                  ------
               Prudential Jennison Portfolio.............   0.75%
               SP Jennison International Growth Portfolio   1.24

       PIMS, PIFM, PSI and Jennison are indirect wholly-owned subsidiaries of The Prudential.

       Certain Portfolios of the Series Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings outstanding will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pays a commitment fee at an annual rate of .080 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to the agreement during the period ended December 31, 2000.

Note 4: Other Transactions with Affiliates

       Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PIFM and an indirect wholly-owned subsidiary of The Prudential, serves as the Series Fund's transfer agent. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period ended December 31, 2000, the Series Fund incurred fees for the services of PMFS and as of December 31, 2000 fees were due to PMFS as follows:

                                                    Amount
                                                 Incurred for
                                                  the Period   Amount Due
                                                    Ended        as of
                                                 December 31, December 31,
                      Portfolio                      2000         2000
                      ---------                  ------------ ------------
      Prudential Jennison Portfolio.............      $10,700         $900
      SP Jennison International Growth Portfolio          600          200

       For the year ended December 31, 2000, PSI earned $235,120 in brokerage commissions from transactions executed on behalf of the Prudential Jennison Portfolio.

Note 5: Joint Repurchase Agreement Account

       The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $620,521,000 as of December 31, 2000. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                                   Principal   Percentage
                       Portfolio                     Amount     Interest
                       ---------                  ------------ ---------
       Prudential Jennison Portfolio............. $106,641,000     17.18%
       SP Jennison International Growth Portfolio    2,284,000      0.37
       All other portfolios......................  511,596,000     82.45
                                                  ------------ ---------
                                                  $620,521,000    100.00%

       As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

       Bear Stearns & Co., Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $194,644,640.

                                      C4

       Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001.
       The value of the collateral including accrued interest was $193,803,849.

       State Street Bank and Trust Company, 5.50%, in the principal amount of $50,521,000, repurchase price $50,551,874, due 01/02/2001. The value of the collateral including accrued interest was $51,534,285.

       UBS Warburg, 6.00%, in the principal amount of $190,000,000, repurchase price $190,126,667, due 01/02/2001. The value of the collateral including accrued interest was $193,800,211.

Note 6: Portfolio Securities

       The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the period ended December 31, 2000 were as follows:

       Cost of Purchases:

                                           Government Non-Government
                Portfolio                  Securities   Securities
                ---------                  ---------- --------------
Prudential Jennison Portfolio.............         $0 $3,565,274,889
SP Jennison International Growth Portfolio          0      9,794,821

       Proceeds from Sales:

                                           Government Non-Government
                Portfolio                  Securities   Securities
                ---------                  ---------- --------------
Prudential Jennison Portfolio.............         $0 $2,759,907,577
SP Jennison International Growth Portfolio          0        769,773

       The federal income tax basis and unrealized depreciation of the Series Fund's investments as of December 31, 2000 were as follows:

                                                             Total Net
           Portfolio             Appreciation Depreciation   Unrealized     Tax Basis
           ---------             ------------ ------------ -------------  --------------
Prudential Jennison Portfolio... $314,509,638 $453,339,656 $(138,830,018) $3,061,140,363
SP Jennison International Growth
  Portfolio.....................      250,165    1,037,880      (787,715)     11,185,113

       For federal income tax purposes, the SP Jennison International Growth Portfolio elected to defer post October capital and currency losses of $131,778 and $12,275, respectively, into the next fiscal year.

Note 7: Capital

       The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2000, the Prudential Jennison and SP Jennison International Growth Portfolios have Class II shares outstanding.

                                      C5

Financial Highlights


                                                                 Prudential Jennison Portfolio
                                              --------------------------------------------------------------------
                                                                  Class I                           Class II
                                              -----------------------------------------------   ---------------
                                                                Year Ended
                                                               December 31,                   February 10, 2000(a)
                                              -----------------------------------------------       through
                                                 2000       1999      1998     1997    1996    December 31, 2000
                                               --------   --------  --------  ------  ------    ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32  $12.55          $ 34.25
                                              --------    --------  --------  ------  ------  ---------------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04    0.02            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48    1.78            (7.54)
                                              --------    --------  --------  ------  ------  ---------------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52    1.80            (7.57)
                                              --------    --------  --------  ------  ------  ---------------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)  (0.03)              --(d)
Dividends in excess of net investment income.       --(d)       --        --      --      --               --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     --            (3.80)
                                              --------    --------  --------  ------  ------  ---------------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)  (0.03)           (3.80)
                                              --------    --------  --------  ------  ------  ---------------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73  $14.32          $ 22.88
                                              ========    ========  ========  ======  ======  ===============
Total Investment Return(b)...................   (17.38)%     41.76%    37.46%  31.71%  14.41%          (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9  $226.5          $  13.3
Ratios to average net assets:
   Expenses..................................     0.64%       0.63%     0.63%   0.64%   0.66%            1.04%(c)
   Net investment income.....................     0.02%       0.17%     0.20%   0.25%   0.20%           (0.39)%(c)
Portfolio turnover rate......................       89%         58%       54%     60%     46%              89%

(a) Commencement of offering of Class II shares.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investments returns for less than a full year are not annualized.

(c) Annualized.

(d) Less than $0.005 per share.

                                                SP Jennison International Growth Portfolio
                                                ------------------------------------------
                                                       Class I              Class II
                                                 -------------------     ---------------
                                                September 22, 2000(a)  October 4, 2000(b)
                                                       through               through
                                                  December 31, 2000     December 31, 2000
                                                 -------------------     ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period...........              $ 10.00            $  9.79
                                                -------------------    ---------------
Income from Investment Operations:
Net investment income (loss)...................                 0.01                 --(g)
                                                                       ---------------
Net realized and unrealized loss on investments                (1.51)             (1.31)
                                                -------------------    ---------------
   Total from investment operations............                (1.50)             (1.31)
                                                -------------------    ---------------
Net Asset Value, end of period.................              $  8.50            $  8.48
                                                ===================    ===============
Total Investment Return(c).....................               (15.00)%           (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)........              $   7.6            $   2.7
Ratios to average net assets:(d)(f)
  Expenses.....................................                 1.24%              1.64%
  Net investment income........................                 0.51%             (0.00)%
Portfolio turnover rate(e).....................                   12%                12%

(a) Commencement of offering of Class I Shares.

(b) Commencement of offering of Class II Shares.

(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(d) Annualized.

(e) Not annualized.

(f) Net of expense subsidy. If the investment adviser had not subsidized expenses, the annualized expense and net investment income ratios would have been 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.

(g) Less than $0.005 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

                       Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Portfolio and SP Jennison International Growth Portfolio (two of the thirty-six portfolios that constitute The Prudential Series Fund, Inc., the "Portfolios") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2001

                          Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2000, the Series Fund paid dividends as follows:

                                        Ordinary    Long-Term       Total
                                        Dividends Capital Gains Distributions
                                        --------- ------------- -------------
   Prudential Jennison (Class I).......    $0.020        $3.801        $3.821
   Prudential Jennison (Class II)......     0.000         3.801         3.801
   SP Jennison International (Class I).        --            --            --
   SP Jennison International (Class II)        --            --            --


                                      E1

The Prudential Series Fund, Inc.               ANNUAL REPORT   December 31, 2000
--------------------------------------------------------------------------------

   Board of Directors (as of 12/31/2000)

--------------------------------------------------------------------------------

David R. Odenath, Jr.                W. Scott McDonald, Jr., Ph.D.
Chairman,                            Vice President,
The Prudential Series Fund, Inc.     Kaludis Consulting Group

Saul K. Fenster, Ph.D.               Joseph Weber, Ph.D.
President,                           Vice President,
New Jersey Institute of Technology   Interclass (international corporate
                                      learning)

--------------------------------------------------------------------------------

IFS-2001-A061591
PSFJEN/JENINTLIIAR
Ed.12/31/2000